Exhibit 99.3

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT OR THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACTS.

THE SECURITIES THAT MAY BE PURCHASED HEREUNDER ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF __________, 2008, BETWEEN THE COMPANY AND HOLDER, AS AMENDED AND MODIFIED FROM TIME TO TIME.

QSGI INC.

COMMON STOCK PURCHASE WARRANT

Date of Issuance: ______, 2008	Certificate No. ____

THIS IS TO CERTIFY that JOHN R. RICONDA, or his registered transferees and assigns (the “Holder”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from QSGI INC., a Delaware corporation (the “Company”), at any time and from time to time from the date hereof to and including the respective expiration dates hereinafter set forth,12,000,000 shares (each such share, a “Warrant Share” and all such shares issuable hereunder, the “Warrant Shares”), without par value per share (the “Common Stock”), of the Company, at an exercise price of $.30 per share (“Exercise Price”) and subject to the following terms and conditions.

1. Definitions.  Capitalized terms used herein shall have the meanings ascribed to them in Section 15 hereof or the Stock Purchase Agreement (defined below), unless otherwise expressly defined herein.

2. The Warrant.  This Warrant and the rights and privileges of the Holder hereunder may be exercised by the Holder in whole or in part as provided herein and, as more fully set forth in Section 5 hereof, may be transferred, at any time or from time to time, subject to the terms of the Registration Rights Agreement and this Warrant, in whole or in part, by the Holder to any other Person or Persons who meet the requirements set forth herein or therein.

3. Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

4. Registration of Transfers.  Subject to the restrictions on transfer set forth herein, the Company shall register any permitted transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein.  Upon any such registration or permitted transfer, a new warrant to purchase Common Stock, in a substantially similar form as this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of this Warrant.

5. Exercise and Duration of Warrants.

(a) This Warrant shall become vested and be exercisable by the registered Holder at any time and from time to time commencing on or after the two-year anniversary of the Date of Issuance (the “Anniversary Date”), in installments (“Tranches”) as follows: (i) 25% on or after the Anniversary Date, 25% on or after the six (6)-month anniversary of the Anniversary Date, 25% on or after the twelve (12)-month anniversary of the Anniversary Date and 25% on or after the eighteen (18)-month anniversary of the Anniversary Date.  Each Tranche will expire five (5) years from its respective vesting date (the “Expiration Date” and collectively the “Expiration Dates”).  At 5:00 P.M., Eastern Standard Time, on the Expiration Date of each Tranche, the portion of such Tranche not exercised prior thereto shall be and become void and of no value.

(b) The rights represented by this Warrant may be exercised, in whole or in any part (but not as to a fractional share of Common Stock), by (i) the surrender of this Warrant (properly endorsed) at the office of the Company (or at such other agency or office of the Company in the United States of America as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), (ii) delivery to the Company of a notice of election to exercise in the form of Exhibit A attached hereto, and (iii) unless the exercise is to be effected pursuant to Section 5(e), payment to the Company of the aggregate Exercise Price by cash, wire transfer funds or check.

(c) Each date on which this Warrant is surrendered and on which payment of the Exercise Price is made in accordance with Section 5(a) or (b) above is referred to herein as an “Exercise Date.”  Simultaneously with each exercise, the Company shall issue and deliver a certificate or certificates for the Warrant Shares being purchased pursuant to such exercise, registered in the name of the Holder or the Holder’s designee, to such holder or designee, as the case may be.  If such exercise shall not have been for the full number of the Warrant Shares, then the Company shall issue and deliver to the Holder a new Warrant, registered in the name of the Holder, of like tenor to this Warrant, for the balance of the Warrant Shares that remain after exercise of the Warrant.

(d) The person in whose name any certificate for shares of Common Stock is issued upon any exercise shall for all purposes be deemed to have become the holder of record of such shares as the Exercise Date, except that if the Exercise Date is a date on which the stock transfer books of the Company are closed, such person or entity shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open.  The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon exercise of all or any part of this Warrant; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder to the extent such taxes would exceed the taxes otherwise payable if such certificate had been issued to the Holder.

(e) (i) Notwithstanding anything to the contrary in this Section 5, and in lieu of the Holder of this Warrant exercising any or all of this Warrant for cash, the Holder may, in connection with such exercise, elect to satisfy the Exercise Price with respect to the portion of this Warrant being exercised by exchanging the portion of this Warrant being exercised for a number of Warrant Shares equal to the product of (a) the number of shares of Common Stock which would be issuable upon the exercise of this Warrant for cash multiplied by (b) a fraction, the numerator of which is the Market Price per share of Common Stock at the time of such exercise minus the Exercise Price per share of Common Stock at the time of such exercise, and the denominator of which is the Market Price per share of Common Stock at the time of such exercise.

(ii) As used in this Warrant, the term “Market Price” shall mean the Closing Market Price, as defined herein but where there is substituted for the “Closing Date”, as used therein, the “day as of which the Market Price is being determined.”

(iii) The Holder may also exercise this Warrant by surrendering for cancellation shares of Common Stock which shares have a Market Price equal to the Exercise Price of the Common Stock for which the consideration is being given.

(iv) Notwithstanding Section 5(a), the Exercise Price may be paid by the presentation of any outstanding indebtedness of the Company then held by the Holder, in which event said indebtedness shall be deemed to have been prepaid by the Company in the amount designated by the Holder as the Exercise Price.  Such prepayment will be applied first to the payment of accrued interest and then to principal of such indebtedness.

(f) Exercise Disputes.  In the case of any dispute with respect to the number of shares to be issued upon exercise of this Warrant or the Exercise Price, the Company shall promptly issue such number of Warrant Shares that is not disputed in accordance with this Section 5 and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile or electronic mail within three (3) Business Days of receipt of the Holder’s election to purchase Warrant Shares.  If the Holder and the Company are unable to agree as to number of shares or the determination of the Purchase Price within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall in accordance with this Section, submit via facsimile, electronic mail or overnight carrier the disputed determination to the Independent Accountants.  The Company shall cause  the Independent Accountants to perform the determinations or calculations and notify the Company and the Holder of the results within forty-eight (48) hours from the time it receives the disputed determinations or calculations.  The Independent Accountants’ determination shall be final and binding upon all parties absent manifest error, and judgment on such determination may be entered in any court of competent jurisdiction located in New York County, New York.  The Company shall then on the next Business Day issue certificate(s) representing the appropriate number of Warrant Shares of Common Stock in accordance with the Independent Accountants’ determination and this Section.

6. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Business Days after the Exercise Date) issue or cause to be issued and cause to be delivered to the Holder, a certificate for the Warrant Shares issuable upon such exercise, containing such restrictive legends as may be required by the Registration Rights Agreement and any restrictions pursuant to Rule 144 under the 1933 Act.  The Holder shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date.  As a condition to exercising this Warrant and receiving the Warrant Shares, the Holder shall agree to be bound by the terms of any stockholders agreement, by and among the Company and its equity holders, that does not discriminate against the Holder or modify the terms of, increase the Holder’s obligations under, or decrease the Holder’s rights under, this Agreement, that may be in effect from time to time (the “Stockholders Agreement”).

(b) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares.  Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

7. Taxes.  The Holder shall be responsible for all tax liabilities that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon the exercise hereof.

8. Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

9. Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, 100% of the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 11, if any).

10. Validly Issued Shares.  The Company covenants that all Warrant Shares issuable and deliverable upon the exercise of this Warrant shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

11. Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 11.

(a) Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Outstanding Common Stock immediately before such event and of which the denominator shall be the number of shares of Outstanding Common Stock immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Organic Changes.  In case the Company shall effect an Organic  Change, then the Holder shall be given a written notice from the Company informing such Holder of the terms of such Organic Change and of the record date thereof for any distribution pursuant thereto, at least twenty (20) days in advance of such record date, and, if such record date shall precede the Expiration Date, the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of stock or other securities, property or assets of the Company, or of its successor or transferee or any affiliate thereof, or cash receivable upon or as a result of such Organic Change that would have been received by a holder of the number of shares of Common Stock equal to the number of shares the Holder would have received had such Holder exercised this Warrant prior to such event at the Exercise Price immediately prior to such event. In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Holder) with respect to such Holder's rights and interests to insure that the provisions of this Section 11(b) will thereafter be applicable to this Warrant (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such Organic Change, if the value so reflected is less than the Exercise Price in effect immediately prior to such Organic Change). The Company will not effect any such Organic Change unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change assumes, by written instrument (in form and substance satisfactory to the Holder), the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire. The provisions of this subparagraph (b) shall similarly apply to successive Organic Changes.  “Organic Charges” shall mean, any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock.

(c) Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, as applicable, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased, as applicable, number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d) Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 11, the Company at its expense will reasonably promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will reasonably promptly deliver a copy of each such certificate to the Holder.

(e) Notice of Corporate Events.  If the Company declares a dividend or makes a distribution on any class of capital stock that is payable in shares of Common Stock, the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

12. Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

13. Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Note or via electronic mail to the email address specified in the Note, prior to 5:00 p.m. Eastern Standard Time on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Note or via electronic mail to the email address specified in the Note on a day that is not a Business Day or later than 5:00 p.m. Eastern Standard Time on any Business Day, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices or communications shall be as set forth in the Note.

14. Registration of Warrant Shares.  The Warrant Shares shall be entitled to registration rights to the extent set forth in the Registration Rights Agreement executed contemporaneously herewith.

15. Other Definitions.

“Business Day” means any day other than Saturday or Sunday or a day on which banking institutions in the United States are authorized or obligated by law to be closed.

 “Closing Market Price” means an amount equal to the average of the closing price per share of the Company’s common stock (symbol: QSGI) reported over the ten days prior to the Closing Date of the Stock Purchase Agreement, or if the stock shall not have been traded on any one or more of the ten preceding days, on one or more days immediately prior thereto on which the stock was traded, until a total of ten price quotations have been reported on the national securities exchange on which the stock is traded, or if the stock is not traded on any such national securities exchange, on the automated quotation system on which the stock is principally quoted.  It is hereby acknowledged that such closing prices are currently reported and published in OTC Bulletin Board’s “Daily Trade and Quotation Summary.”  If the stock is not quoted on an automated quotation system, then the Closing Market Price shall be the fair market value as determined in good faith by the Board of Directors.

“Outstanding Common Stock” of the Company means, as of the date of determination, the sum (without duplication) of the following: (a) the number of shares of Common Stock then outstanding at the date of determination, (b) the number of shares of Common Stock then issuable upon the exercise of the Warrant (as such number may be adjusted pursuant to the terms hereof) or the conversion of the Convertible Note, and (c) the number of warrants, options and other rights to subscribe for or purchase common stock and convertible securities which are convertible, exercisable or exchangeable, with or without payment of additional consideration, for shares of common stock, either immediately or upon the onset of a specified date or the happening of a specified event.  The number of shares of Outstanding Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

“Person or Persons” means an individual, a corporation, a limited liability company, a partnership, an association, a proprietorship, a trust, a joint venture, a governmental authority or any other entity or organization.

“Stock Purchase Agreement” means that certain Stock Purchase Agreement, among the Company, QSGI-CCSI, Inc. and John R. Riconda, dated as of May __, 2008, as amended, modified and supplemented from time to time, pursuant to which this Warrant has been issued and granted to Holder.

16. Miscellaneous.

(a) Assignment; Binding Effect.  Neither this Warrant, nor any rights or obligations hereunder, may be transferred or assigned by the Holder without the prior written consent of the Company.  Neither this Warrant, nor any rights or obligations hereunder, may be transferred or assigned by the Company, except to an affiliate of the Company.  Subject to the restrictions on transfer set forth herein, this Warrant shall be binding on and inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns.  Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(b) Actions by Company.  The Company will at all times in good faith assist in the carrying out of all of the terms of this Warrant and will use its commercially reasonable efforts to protect the rights of the Holder as may be reasonably necessary or appropriate.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares, free from all taxes, liens, security interests, encumbrances, preemptive or similar rights and charges of stockholders (other than those imposed by the Holder or those set forth in the Stockholders Agreement), on the exercise of the Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

(c) Holder Not Deemed a Stockholder.  Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(d) Amendments and Waivers.  The Company may, without the consent of the Holder, by supplemental agreement or otherwise, (i) make any changes or corrections in this Warrant that are required to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or (ii) add to the covenants and agreements of the Company for the benefit of the Holder (including, without limitation, reduce the Exercise Price or extend the Expiration Date), or surrender any rights or power reserved to or conferred upon the Company in this Warrant; provided that, in the case of (i) or (ii), such changes or corrections shall not adversely affect the interests of Holder of then outstanding Warrants in any material respect.  Except as aforesaid, this Warrant may not be modified or amended, or any of its provisions waived, without the prior written consent of the Company and the Holders.  Failure by any Holder to exercise any right, remedy or option under this Warrant will not operate as a waiver; no waiver by any Holder shall be effective unless it is in writing and then only to the extent specifically stated.

(e) GOVERNING LAW.  THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(f) Headings.  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(g) Severability.  In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

QSGI INC.

By:
Name:
Title:

FORM OF EXERCISE NOTICE

[To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant]

To:  QSGI Inc.

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by QSGI, Inc. a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(a)	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

(b)	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(c)
The Holder shall make Payment of the Exercise Price in cash or immediately available funds [elects to exercise the right represented by such Warrant pursuant to the “cashless exercise” provisions se forth in Section 5(e) thereof].

(d)
Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant [elects to exercise the right represented by such Warrant pursuant to the “cashless exercise” provisions se forth in Section 5(e) thereof].

(e)	Pursuant to this exercise, the Company shall deliver to the holder a certificate or certificates for _______________ Warrant Shares in accordance with the terms of the Warrant.

(f)	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

(g)
If such number of shares is less than all of the shares purchasable under the current Warrant, the undersigned requests that a new Warrant, of like tenor as the Warrant to which this form is attached, representing the remaining balance of the shares purchasable under such current Warrant be registered in the name of _______________________, whose address is ____________________________________, and that such new Warrant be delivered to _________________________________, whose address is ____________________________________.

(h)
The undersigned represents that the Warrant Shares being acquired by this exercise are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Dated: ___,	Name of Holder:

(Print)

By:
Name:
Title:

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase  ____________ shares of Common Stock QSGI Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of QSGI Inc. with full power of substitution in the premises.

Dated: ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

ACCEPTED AND CONSENTED TO BY: QSGI INC.

By:
Name:
Title: